UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Absolute Return Fund
(Class I Shares: PSQIX)
 (Class A Shares: PSQAX)

ANNUAL REPORT
April 30, 2015

Palmer Square Absolute Return Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Schedule of Investments	9
Statement of Assets and Liabilities	28
Statement of Operations	30
Statements of Changes in Net Assets	31
Statement of Cash Flows	32
Financial Highlights	33
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	50
Supplemental Information	51
Expense Example	54

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Absolute Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Absolute Return Fund (multi-strategy credit)

April 2015

Palmer Square Absolute Return Fund – An Alternative to
Traditional Fixed Income Opportunities / Core Alternative Credit Allocation

Palmer Square Absolute Return Fund (PSQIX / PSQAX or the “Fund”) is a multi-strategy credit fund which provides exposure to niche credit strategies designed to benefit in a rising interest rate or slow growth environment. As traditional fixed income strategies have been facing headwinds, some investors have been utilizing the product either as a substitute for fixed income exposure or as a low volatility, low beta credit alternative. The Fund has exhibited low correlation and beta historically relative to traditional equity and fixed income benchmarks.

Portfolio Allocation / Characteristics

Portfolio Allocation	4/30/2015
Opportunistic Credit	49%
Long/Short Credit	40%
Short Duration Structured Credit	1%
Catalyst Driven	8%

Based on the percentage of capital allocated. Portfolio composition will change due to ongoing management of the Fund. Such data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges and may not sum to 100%.

Portfolio Characteristics	4/30/2015
Interest Rate Duration	0.22 yrs
Standard Deviation	3.20%
Sharpe Ratio	0.39
Beta vs. S&P 500	0.17

Data is measured from 5/17/2011, the inception of Palmer Square Absolute Return Fund. Please see Notes and Disclosure.

In addition to the important portfolio characteristics highlighted above, we are pleased with both the standard deviation (i.e., volatility) and Sharpe Ratio. From January 2012 through April 2015, the Sharpe Ratio has been 1.29 with a standard deviation of 2.30%. From January 2013 through April 2015, the Sharpe Ratio has been 1.80 with a standard deviation of 2.12%. Those time periods correlate with the Fund’s increased allocation toward multi- strategy credit.

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

As the Fund’s assets under management have grown over the last couple of years, we believe the Fund has been able to benefit from many niche credit strategies it had not been able to utilize in its first year of launch. Please see the below allocation chart which illustrates how exposures have changed since the beginning of 2012. In addition, the light green line shows the growth of the Fund’s assets under management (AUM).

Palmer Square Absolute Return Fund Allocation

Please note that categorizations are based on Palmer Square assumptions. In addition, please note that the Long/Short Credit allocation percentage shown on page 1 includes long-only high yield bonds and loans whereas the exposure chart above segments those securities into their own category.

Performance Analysis (as of 4/30/2015)
PSQIX finished up 1.55% for one year ending April 30, 2015 (net of fees). As we will discuss below under Portfolio Attribution, we are comfortable with this result given the portfolio positioning around our two most significant themes: Opportunistic credit, which today is primarily focused on Collateralized Loan Obligations (“CLOs”), and long/short credit.

Fund Performance Net of Fees	April	3 Months	YTD 2015	1 Year	2 Years	3 Years	Since Incept Annualized
PSQIX	1.02%	2.38%	1..95%	1.55%	3.24%	2.79%	1.32%
PSQAX	1.02%	2.38%	1.96%	1.30%	3.00%	2.57%	1.08%
Maximum Sales Load (A Share)	-4.82%	-3.52%	-3.89%	-4.56%	-0.01%	0.57%	-0.42%
HFRX Absolute Return Index	0.12%	1.18%	1.80%	1.54%	2.65%	2.24%	0.96%
Barclays Aggregate Bond Index	-0.36%	-0.84%	1.24%	4.46%	2.07%	2.60%	3.61%

All data is measured from 5/17/2011, the inception of Palmer Square Absolute Return Fund. Please see disclosure.

Class A shares – Annual Expense Ratio: Gross 2.29% / Net 2.26%, Class I shares – Annual Expense Ratio: Gross 2.04% / Net 2.01%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2015, and it may be terminated before that date only by Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s  shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance  information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

Performance Attribution
With regard to performance attribution, opportunistic credit produced a significant portion of the Fund’s attribution. Please see the table below for details.

Gross Portfolio Attribution	05/01/2014 to 04/30/2015
Opportunistic Credit	2.78%
Long/Short Credit	0.38%
Short Duration Structured Credit	0.16%
Catalyst Driven	0.47%
Convertible Bond Arbitrage	-0.04%
High Yield Credit	-0.08%
TOTAL	3.67%

Such data is an estimate and provided for illustration purposes only, may not include cash, certain positions and/or hedges and may not sum to 100%. Gross Portfolio Attribution does not include fund expenses and is net of custodial and prime brokerage fees.

Due to the relative value offered by CLOs, the Fund’s opportunistic credit sleeve has been focused on capturing this opportunity. As a refresher for clients, CLOs are floating rate with minimal interest rate risk, have historically had low credit risk, and offer the potential for significant yield/total return and diversification.

We will address the market viewpoint for 2015 in a moment; however, it is important to provide a quick refresher on the CLO market in 2014. As our investors recall from our Q4 2014 letter, we believe the story of the CLO markets in 2014 was all based on new issue supply. CLO new issuance for 2014 was $124.1 billion (according to Wells Fargo) which is an all-time market record. We feel investor demand had undoubtedly increased for all pieces of rated CLO debt; however, not at a rate commensurate with the supply that had to be absorbed by the market. Supply was a headwind as AAA spreads ended 2014 8 basis points wider and other rated debt was 35-70 basis points (1 basis point equals 0.01%) wider (on a year-over-year basis). We believe the drivers of increased supply in 2014 were: 1) increased demand from new and existing investors and 2) Wall Street and many investment managers’ desire to issue new CLOs ahead of the risk retention rules being announced by the regulators. We feel this regulatory undertone exacerbated the supply technical that the market experienced. Why? In a risk retention compliant world, investment managers will have to invest a significant amount of their own capital in every transaction they are involved in managing. Given that capital burden could be troublesome for managers, many market observers believe that not all managers will continue to be active issuers and supply will begin to slow down.

In 2015, from a technical standpoint, new issuance supply has slowed from its 2014 pace while demand continues to increase. We feel the record supply witnessed in 2014 and the market beginning to differentiate among managers able to be risk-retention compliant were major factors accounting for the slowdown. On a fundamental basis, we believe the investment thesis behind CLOs remains incredibly sound: interest rate protection / potential benefit in rising rate environments; low probability of credit loss based on historical default rates; and finally, wide spreads on a relative and absolute basis. Ultimately, in 2015, we believe we have positioned the portfolio well and we have been able to capture the tightening that has occurred in certain parts of the CLO capital structure.

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

While we are very pleased with the performance of this opportunistic credit strategy year- to-date 2015, we believe that the strategy has embedded upside and is positioned well to benefit further from additional yield capture and/or spread tightening. Why? One of the heavier allocations for the Fund is currently BB-rated CLO debt. Despite the significant yields offered, BB and lower debt has not rallied as much relative to other rated CLO debt. We feel investors became nervous about idiosyncratic risks (such as an increase in credit defaults in the energy space) and moved to BBB and higher-rated debt or stayed on the sidelines choosing not to increase their weightings to BB-rated CLO debt. For Palmer Square, we believe this type of environment plays to our strengths and our ability to perform rigorous due diligence on the structure, portfolio, and manager. We have rotated into what we believe to be incredibly cheap BB-rated debt. Ultimately, we believe the BB-rated CLO debt we have in the portfolio has upside for investors.

Long/Short Credit

The long/short credit strategy finished the period 5/1/14 to 4/30/15, contributing +0.38% (gross of fees) in attribution. We are pleased with the way we are positioned for the future opportunities in the marketplace for a flexible mandate strategy such as long/short credit. Within this strategy, we further bucket our investment approach into: event, structured credit, fundamental long, capital structure, callable short, macro, and fundamental short.

As far as selected highlights, our Event strategy benefitted from a number of positions including a position in the gaming space in which a bidder emerged with a proposed deal that was more advantageous to our bond position than the existing deal structure. In the Event strategy, we believe an improving environment for mergers & acquisitions (“M&A”) will likely provide plenty of opportunity for the remainder of the year. First quarter 2015 M&A dollar volume was $478bln in the US, up over 14% year over year. We believe the environment for M&A activity is robust with low interest rates, great ability to access the credit markets as well as low interest rates. Additionally, we believe our Event portfolio has and will continue to benefit from non-M&A related events such as spin-offs or asset sales. With ever increasing pressure from activist shareholders, we also expect great opportunities for Event activity that is not tied to M&A.

Detracting from returns was principally our investments in the energy space, which are currently in the fundamental long, fundamental short and capital structure strategies. As was the case in Q4 2014, the volatility in the credit markets focused principally on the energy space and to a lesser extent some of the other commodity focused sectors. For the strategy, both sectors have been an area of current focus as we see tremendous opportunities going forward. As of 4/30/15, our net exposure to the energy sector is 10.7%. Going forward, we believe the energy portion of the portfolio is very well positioned in both the near term and the long term. Our current position in the energy sector is both long and short but with a positive net exposure. On a macro basis, Palmer Square believes the default rates implied in energy credits are too high for what we see as the likely outcome and further believe that our credit and security selection will enhance our returns in the space. JPMorgan recently estimated that the market is implying over a 40% cumulative default rate for the sector, and believes that even under a sustained move down in oil prices of approximately 20% from 3/31/15 levels that defaults would only hit 30%.

Further supporting our confidence around the strategy’s energy book is the overall market positioning within the energy high yield space. High yield bond funds are already underweight energy by over 240 basis points, a move which likely contributed meaningfully to the sell-off in prior months. Additionally according to JPMorgan, there has been $30- 50bln of capital raised to target the space – much of which has yet to be deployed. We believe the above two factors point to a dramatically improved technical picture which we think will play out in the relatively near future.

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

Outside the energy sector, in our fundamental long strategy within our long/short credit approach, we recently took advantage of a number of opportunities including mortgage servicing. Recently, mortgage servicing has had tremendous volatility created by the regulatory environment. Additionally, we established positions in securities in the commodity space outside of energy which we think have become oversold as a result of the underlying commodity price movements. Finally, given our relative value orientation and ability to look across all aspects of credit, we are also opportunistic as to how we execute and refine trades. For example, we were able to take advantage of a relative value opportunity in the bank loan market. Early in Q1 2015, we saw bank loans as relatively cheap to high yield bonds. In many ways, this type of relative value play was technically driven as our team noticed that the CLO issuance calendar was extremely robust (i.e., demand for loans was high) while the new bank loan issuance calendar and inflows into loan-related mutual funds were light (i.e., supply was low). We were able to take advantage of this potential appreciation by shifting a portion of the portfolio into bank loans. We believe this ability to capitalize on that relative value opportunity speaks to the unique strengths of the Palmer Square platform as this technical dynamic was identified by our structured credit team. That team has deep insights into the CLO market.

Summary

We have great confidence in how the portfolio is positioned and how we can add value to client portfolios. For the remainder of the year, we plan to continue to focus our portfolio within the areas of credit we have discussed. We believe this Fund is poised to benefit should interest rates increase. Further, we believe the volatility surrounding those rate increases will actually be the source of great opportunity for our strategies.

Why the Palmer Square Absolute Return Fund may be a Solution?

Achieving traditional fixed income objectives is extremely difficult in this environment. Below, we touch on common ways some address these challenges and why we believe the Fund can help to offer a solution.

	Palmer Square Absolute Return Fund	Unconstrained Bond Fund	Traditional Bond Fund	Traditional Large Credit Hedge Fund
Main Focus	Absolute return across market cycles	Earning returns regardless of the direction of interest rates/increasing AUM	Beating benchmarks	Increasing AUM
Opportunity Set	Actively pursues asymmetric risk-return trades and strong relative value	Flexible; many hold cash, use derivatives, shorting and/or seek to invest in emerging markets and high yield debt to still garner yield	Constrained by size, mandate, and inability to short	Can only "move the needle" by deploying large amounts of capital
Diversification & Differentiation	Our best ideas; typically unique, niche ideas in multi-strategy credit	Worries about substituting credit risk instead of interest rate risk given reach for yield by investors/manager	Tend to own a little bit of everything	Tend to own large, liquid names, incurring risk of "crowded trades"
Agility	Can have potential to create alpha trading around core positions; nimble	Size could become a problem. Category has seen record inflows	May be too big to avoid moving markets	May be too big to avoid moving markets

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

Who is the Fund for?

The Palmer Square Absolute Return Fund is a potential fixed income solution or a core part of an alternatives allocation. If used within an alternatives allocation, it is typically characterized as the multi-strategy credit option as we believe it blends well with other funds that have heavy amounts of long/short equity or managed futures.

Potential Portfolio Allocation*

Allocated within a client’s alternative and fixed income hedge fund allocation, this Fund may be for investors seeking:

•	Diversification / Multi-Strategy – Provides exposure to a diverse set of hedge fund type strategies such as long/short and event driven credit, high yield credit/bank loans, convertible bond arbitrage, short duration structured credit, CLOs and long/short equity

•	Absolute Return Oriented – Seeks absolute returns over a market cycle typically with low beta and low correlation to traditional equity and fixed income markets

*
Potential portfolio allocation shown herein reflects potential allocation as determined by Palmer Square pertaining to the Palmer Square Absolute Return Fund. The potential allocation shown is for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Please note that said strategy may not be appropriate for all investors. Nothing herein takes into account any individual’s personal or financial characteristics which are important for determining suitability of investments. Nothing herein should be construed as investment advice.

Palmer Square Absolute Return Fund

The Palmer Square Absolute Return Fund was launched in May 2011. At inception, given the small amount of assets, the Fund started with a heavier allocation to long/short equity and global macro. Due to a growth in AUM starting over 2 years ago, the investment team gradually began moving the Fund almost entirely to opportunistic credit strategies including long/short credit and structured credit—two of Palmer Square’s areas of expertise. Given the assets of the Fund have grown substantially since the Fund’s original launch, on 02/01/2015 Palmer Square decided to lower its management fee and expense cap to 0.99% and 1.39%, respectively. In addition, given the Fund’s positioning around opportunistic credit, the Fund started a semi-annual dividend distribution in January 2014.

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The allocations shown are for illustration purposes only and are subject to change without notice. Palmer Square does not guarantee continued execution as it pertains to those allocations. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square, as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Please note that allocations may not sum to 100 percent.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The HFRX Absolute Return Index measures the comprehensive overall returns of hedge funds. Since hedge funds explore unique investment strategies and seek to obtain absolute returns rather than focus on beating the benchmark, the index is representative of all hedge fund strategies. The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The S&P 500 Index is a market‐ value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Individuals cannot invest directly in any index.

Interest rate duration measures a portfolio’s sensitivity to changes in interest rates. Standard deviation of return measures the average deviations of a return series from its mean and is often used as a measure of risk. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher (lower) of the two ratings. Credit ratings listed are subject to change.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply any level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www. adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 2000                      Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205                      www.palmersquarefunds.com

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Absolute Return Index. Results include the reinvestment of all dividends and capital gains.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2015	1 Year	3 Years	Since inception (5/17/2011)
Before deducting maximum sales charge
Class I¹	1.55%	2.79%	1.32%
Class A²	1.30%	2.57%	1.08%
After deducting maximum sales charge
Class A²	-4.56%	0.57%	-0.42%
HFRX Absolute Return Index	1.54%	2.24%	0.96%

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 933-9033.

Gross and net expense ratios for Class I shares were 2.04% and 2.01%, respectively, and for Class A shares were 2.29% and 2.26%, respectively, which were stated in the current prospectus. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until August 31, 2015. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Principal Amount		Value

	BANK LOANS – 4.3%
$750,000	Amaya Holdings B.V. (Netherlands) 8.000%, 8/1/2022[1,2,3]	$759,608
1,750,000	Asurion LLC 8.500%, 3/3/2021[1,2]	1,780,406
461,620	BATS Global Markets Holdings, Inc. 5.000%, 1/31/2020[1,2]	466,525
1,850,000	FMG Resources August 2006 Pty Ltd. (Australia) 3.750%, 6/30/2019[1,2,3]	1,675,231
70,000	Navistar, Inc. 5.750%, 8/17/2017[1,2]	70,492
1,684,180	Ocwen Loan Servicing LLC 5.000%, 2/15/2018[1,2]	1,670,496
	Offshore Group Investment Ltd. (Cayman Islands)
716,000	5.000%, 10/25/2017[1,2,3]	515,520
748,092	5.750%, 3/28/2019[1,2,3]	491,870
475,000	Renaissance Learning, Inc. 8.000%, 4/11/2022[1,2]	464,313
6,600,000	Samson Investment Co. 5.000%, 9/25/2018[1,2]	3,201,000
247,500	Spin Holdco, Inc. 4.250%, 11/8/2019[1,2]	248,324
1,695,707	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2]	1,625,233
439,687	Windsor Financing LLC 6.250%, 12/5/2017[1,2]	441,886

	TOTAL BANK LOANS (Cost $14,206,575)	13,410,904

	BONDS – 76.1%
	ASSET-BACKED SECURITIES – 62.4%
2,000,000	Acis CLO 2014-3 Ltd. (Cayman Islands) 2.755%, 2/1/2026[1,2,4]	1,917,180
750,000	ALM VII R Ltd. (Cayman Islands) 3.728%, 4/24/2024[1,2,4]	738,130
1,250,000	Apidos CDO IV (Cayman Islands) 3.877%, 10/27/2018[1,2]	1,245,424
2,000,000	Apidos CLO XIV (Cayman Islands) 5.520%, 4/15/2025[1,2,4]	1,696,897
1,000,000	Apidos CLO XV (Cayman Islands) 5.775%, 10/20/2025[1,2,4]	867,104
2,625,000	Atrium CDO Corp. (Cayman Islands) 6.277%, 10/23/2022[1,2,4]	2,631,483
2,500,000	Atrium IX (Cayman Islands) 5.262%, 2/28/2024[1,2,4]	2,342,792

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Atrium X (Cayman Islands) 3.776%, 7/16/2025[1,2,4]	$978,700
	Atrium XI (Cayman Islands)
1,750,000	5.377%, 10/23/2025[1,2,4]	1,626,289
1,250,000	6.327%, 10/23/2025[1,2,4]	1,112,270
500,000	Avalon IV Capital Ltd. (Cayman Islands) 5.874%, 4/17/2023[1,2,4]	497,120
36,429	Babson CLO Ltd. 2005-III (Cayman Islands) 0.506%, 11/10/2019[1,4]	36,335
1,500,000	Babson CLO Ltd. 2013-I (Cayman Islands) 5.525%, 4/20/2025[1,2,4]	1,290,746
	Babson CLO Ltd. 2014-II (Cayman Islands)
2,000,000	5.274%, 10/17/2026[1,2,4]	1,839,919
1,000,000	5.674%, 10/17/2026[1,2,4]	847,015
	Babson CLO Ltd. 2014-III (Cayman Islands)
1,375,000	5.375%, 1/15/2026[1,2,4]	1,271,566
750,000	6.275%, 1/15/2026[1,2,4]	661,287
1,200,000	Battalion CLO VII Ltd. (Cayman Islands) 4.174%, 10/17/2026[1,2,4]	1,180,748
	Benefit Street Partners CLO V Ltd. (Cayman Islands)
1,750,000	3.825%, 10/20/2026[1,2,4]	1,696,199
2,250,000	5.425%, 10/20/2026[1,2,4]	2,063,442
1,250,000	BlueMountain CLO 2013-1 Ltd. (Cayman Islands) 4.857%, 5/15/2025[1,2,4]	1,137,714
2,000,000	BlueMountain CLO 2013-2 Ltd. (Cayman Islands) 3.826%, 1/22/2025[1,2,4]	1,956,477
4,250,000	BlueMountain CLO Ltd. (Cayman Islands) 6.007%, 8/16/2022[1,2,4]	4,256,224
1,500,000	Carlyle Global Market Strategies CLO 2011-1 Ltd. (Cayman Islands) 6.006%, 8/10/2021[1,2,4]	1,462,124
1,500,000	Carlyle Global Market Strategies CLO 2012-1 LLC (Cayman Islands) 4.021%, 4/20/2022[1,2,4]	1,500,236
1,000,000	Carlyle Global Market Strategies CLO 2013-2 Ltd. (Cayman Islands) 5.675%, 4/18/2025[1,2,4]	871,726
2,250,000	Carlyle Global Market Strategies CLO 2014-3 Ltd. (Cayman Islands) 6.327%, 7/27/2026[1,2,4]	2,006,276
1,000,000	Catamaran CLO 2012-1 Ltd. (Cayman Islands) 5.497%, 12/20/2023[1,2,4]	951,320
1,650,000	Catamaran CLO 2014-1 Ltd. (Cayman Islands) 4.775%, 4/20/2026[1,2,4]	1,442,691
1,500,000	Catamaran CLO Ltd. (Cayman Islands) 5.425%, 4/22/2027[1,2,4]	1,342,650
500,000	Cent CLO 21 Ltd. (Cayman Islands) 5.277%, 7/27/2026[1,2,4]	460,184

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Cent CLO 22 Ltd. (Cayman Islands)
$1,000,000	5.533%, 11/7/2026[1,2,4]	$937,491
1,300,000	6.633%, 11/7/2026[1,2,4]	1,169,196
1,750,000	CIFC Funding 2012-I Ltd. (Cayman Islands) 6.507%, 8/14/2024[1,4]	1,756,581
250,000	Dryden 30 Senior Loan Fund (Cayman Islands) 3.457%, 11/15/2025[1,2,4]	239,357
1,250,000	Dryden 37 Senior Loan Fund (Cayman Islands) 6.716%, 4/15/2027[1,2,4]	1,137,260
	Dryden XXII Senior Loan Fund (Cayman Islands)
11,000,000	0.000%, 1/15/2022[2,4]	9,152,862
1,350,000	4.275%, 1/15/2022[1,2,4]	1,360,746
3,000,000	5.475%, 1/15/2022[1,2,4]	2,996,635
	Dryden XXIII Senior Loan Fund (Cayman Islands)
2,000,000	6.275%, 7/17/2023[1,2,4]	2,006,986
3,000,000	7.275%, 7/17/2023[1,2,4]	2,994,520
	Dryden XXIV Senior Loan Fund (Cayman Islands)
4,000,000	6.132%, 11/15/2023[1,2,4]	4,000,000
4,850,000	6.229%, 11/15/2023[1,2,4]	4,850,000
3,000,000	8.179%, 11/15/2023[1,2,4]	3,000,000
1,000,000	Dryden XXV Senior Loan Fund (Cayman Islands) 5.775%, 1/15/2025[1,2,4]	968,830
1,000,000	Flatiron CLO 2011-1 Ltd. (Cayman Islands) 3.875%, 1/15/2023[1,2,4]	1,005,661
1,250,000	Flatiron CLO 2013-1 Ltd. (Cayman Islands) 5.170%, 1/17/2026[1,2,4]	1,143,651
1,000,000	Flatiron CLO Ltd. (Cayman Islands) 5.777%, 10/25/2024[1,2,4]	973,535
900,000	Fraser Sullivan CLO VII Ltd. (Cayman Islands) 4.275%, 4/20/2023[1,2,4]	901,199
1,000,000	Gramercy Park CLO Ltd. (Cayman Islands) 5.774%, 7/17/2023[1,4]	994,454
1,550,000	Greywolf CLO II Ltd. (Cayman Islands) 4.105%, 4/15/2025[1,2,4]	1,533,946
	Greywolf CLO III Ltd. (Cayman Islands)
1,500,000	3.875%, 4/22/2026[1,2,4]	1,465,727
500,000	6.025%, 4/22/2026[1,2,4]	426,984
	Greywolf CLO IV Ltd. (Cayman Islands)
1,000,000	5.839%, 1/17/2027[1,2,4]	941,520
1,250,000	6.889%, 1/17/2027[1,2,4]	1,123,723
2,000,000	Highbridge Loan Management 2013-2 Ltd. (Cayman Islands) 6.075%, 10/20/2024[1,2,4]	1,706,223
1,000,000	ING IM CLO 2012-1 Ltd. (Cayman Islands) 6.771%, 3/14/2022[1,2,4]	1,002,637

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,550,000	ING IM CLO 2013-2 Ltd. (Cayman Islands) 3.777%, 4/25/2025[1,2,4]	$1,509,531
1,700,000	Jamestown CLO I Ltd. (Cayman Islands) 5.755%, 11/5/2024[1,2,4]	1,655,191
1,000,000	Jamestown CLO III Ltd. (Cayman Islands) 3.575%, 1/15/2026[1,2,4]	959,686
2,000,000	Jamestown CLO IV Ltd. (Cayman Islands) 3.775%, 7/15/2026[1,2,4]	1,924,914
2,500,000	Madison Park Funding X Ltd. (Cayman Islands) 5.525%, 1/20/2025[1,2,4]	2,438,949
	Madison Park Funding XIV Ltd. (Cayman Islands)
4,500,000	5.025%, 7/20/2026[1,2,4]	4,097,395
750,000	5.675%, 7/20/2026[1,2,4]	643,189
8,650,000	Marathon CLO IV Ltd. (Cayman Islands) 6.011%, 5/20/2023[1,2,4]	8,618,233
4,500,000	Marine Park CLO Ltd. (Cayman Islands) 6.006%, 5/18/2023[1,2,4]	4,450,588
2,000,000	Mountain View CLO 2013-1 Ltd. (Cayman Islands) 4.776%, 4/12/2024[1,2,4]	1,724,914
	Mountain View CLO 2014-1 Ltd. (Cayman Islands)
5,000,000	0.000%, 10/15/2026[4]	3,696,390
2,000,000	4.025%, 10/15/2026[1,4]	1,925,721
3,000,000	5.605%, 10/15/2026[1,4]	2,709,588
2,000,000	6.075%, 10/15/2026[1,4]	1,676,166
4,000,000	Mountain View CLO II Ltd. (Cayman Islands) 0.676%, 1/12/2021[1,2,4]	3,870,547
2,000,000	Mountain View Funding CLO 2006-1 Ltd. (Cayman Islands) 4.675%, 4/15/2019[1,2,4]	1,983,572
2,000,000	Neuberger Berman CLO XII Ltd. (Cayman Islands) 6.527%, 7/25/2023[1,4]	2,010,005
525,000	Neuberger Berman CLO XV (Cayman Islands) 4.875%, 10/15/2025[1,2,4]	472,195
1,750,000	Neuberger Berman CLO XVI Ltd. (Cayman Islands) 3.625%, 4/15/2026[1,2,4]	1,692,798
	Neuberger Berman CLO XVII Ltd. (Cayman Islands)
2,000,000	3.802%, 8/4/2025[1,2,4]	1,932,973
4,125,000	5.002%, 8/4/2025[1,2,4]	3,696,566
1,250,000	OZLM Funding III Ltd. (Cayman Islands) 5.276%, 1/22/2025[1,2,4]	1,175,847
1,250,000	OZLM Funding IV Ltd. (Cayman Islands) 3.775%, 7/22/2025[1,2,4]	1,198,714
	OZLM Funding Ltd. (Cayman Islands)
1,375,000	6.376%, 7/22/2023[1,2,4]	1,376,817
2,000,000	4.605%, 10/30/2023[1,2,4]	2,010,318

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	5.555%, 10/30/2023[1,2,4]	$973,129
1,050,000	OZLM Funding V Ltd. (Cayman Islands) 3.774%, 1/17/2026[1,2,4]	1,018,023
2,000,000	OZLM VI Ltd. (Cayman Islands) 3.774%, 4/17/2026[1,2,4]	1,936,329
	OZLM VII Ltd. (Cayman Islands)
1,250,000	3.874%, 7/17/2026[1,2,4]	1,215,878
1,000,000	6.174%, 7/17/2026[1,2,4]	852,640
	OZLM VIII Ltd. (Cayman Islands)
1,000,000	5.224%, 10/17/2026[1,2,4]	908,798
500,000	5.874%, 10/17/2026[1,2,4]	423,048
2,000,000	Race Point V CLO Ltd. (Cayman Islands) 6.271%, 12/15/2022[1,2,4]	2,029,182
5,042,454	Sapphire Valley CDO I Ltd. (Cayman Islands) 0.545%, 12/15/2022[1,2,4]	4,985,801
1,350,000	Symphony CLO VII Ltd. (Cayman Islands) 3.479%, 7/28/2021[1,2,4]	1,351,811
1,000,000	TICP CLO II Ltd. (Cayman Islands) 5.025%, 7/20/2026[1,2,4]	898,705
3,250,000	TICP CLO III Ltd. (Cayman Islands) 5.825%, 1/20/2027[1,2,4]	3,049,803
500,000	Venture CDO Ltd. (Cayman Islands) 6.733%, 11/14/2022[1,2]	499,985
4,893,000	Voya CLO Ltd. (Cayman Islands) 6.215%, 10/15/2022[1,4]	4,890,589
1,250,000	West CLO 2013-1 Ltd. (Cayman Islands) 5.156%, 11/7/2025[1,2,4]	1,120,610
	West CLO 2014-1 Ltd. (Cayman Islands)
14,000,000	0.000%, 7/18/2026[2,4]	11,430,441
3,000,000	3.725%, 7/18/2026[1,2,4]	2,854,283
1,750,000	5.175%, 7/18/2026[1,2,4]	1,562,972

	TOTAL ASSET-BACKED SECURITIES (Cost $195,444,678)	195,170,826

	CORPORATE – 13.7%
	BASIC MATERIALS – 0.5%
1,660,000	TPC Group, Inc. 8.750%, 12/15/2020[2,4]	1,597,750

	CONSUMER, CYCLICAL – 1.6%
4,470,000	Pinnacle Entertainment, Inc. 7.750%, 4/1/2022[2]	4,984,050

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL – 1.9%
$250,000	Biomet, Inc. 6.500%, 10/1/2020[2]	$262,500
2,500,000	Cenveo Corp. 6.000%, 8/1/2019[2,4]	2,337,500
3,013,000	United Surgical Partners International, Inc. 9.000%, 4/1/2020[2]	3,250,274
		5,850,274
	ENERGY – 5.1%
1,160,000	Approach Resources, Inc. 7.000%, 6/15/2021[2]	1,052,700
1,347,000	Berry Petroleum Co. LLC 6.375%, 9/15/2022[2]	1,114,642
1,078,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.000%, 8/15/2021[2,4]	1,080,695
1,615,000	Foresight Energy LLC / Foresight Energy Finance Corp. 7.875%, 8/15/2021[2,4]	1,574,625
1,785,000	Halcon Resources Corp. 8.625%, 2/1/2020[2,4]	1,860,862
	Linn Energy LLC / Linn Energy Finance Corp.
1,400,000	6.500%, 5/15/2019[2]	1,228,500
2,150,000	6.250%, 11/1/2019[2]	1,832,875
974,000	Murray Energy Corp. 11.250%, 4/15/2021[2,4]	993,480
2,550,000	Oasis Petroleum, Inc. 6.875%, 3/15/2022[2]	2,607,375
	Peabody Energy Corp.
500,000	6.500%, 9/15/2020	312,500
1,275,000	6.250%, 11/15/2021	771,375
925,000	10.000%, 3/15/2022[2,4]	786,250
925,000	Vanguard Natural Resources LLC / VNR Finance Corp. 7.875%, 4/1/2020[2]	922,688
		16,138,567
	FINANCIAL – 1.7%
3,075,000	Ocwen Financial Corp. 6.625%, 5/15/2019[2,4]	2,867,438
2,350,000	Stearns Holdings, Inc. 9.375%, 8/15/2020[2,4]	2,344,125
		5,211,563
	INDUSTRIAL – 2.8%
2,200,000	Bombardier, Inc. (Canada) 5.500%, 9/15/2018[3,4]	2,233,000

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$1,830,000	Manitowoc Co., Inc. 5.875%, 10/15/2022[2]	$1,980,975
4,225,000	Viasystems, Inc. 7.875%, 5/1/2019[2,4]	4,467,937
		8,681,912
	TECHNOLOGY – 0.1%
500,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[2,4]	461,250

	TOTAL CORPORATE (Cost $42,337,108)	42,925,366

	TOTAL BONDS (Cost $237,781,786)	238,096,192

Number of Shares

	COMMON STOCKS – 5.2%
	COMMUNICATIONS – 0.2%
37,819	RingCentral, Inc. - Class A*5	651,621

	CONSUMER, CYCLICAL – 1.2%
10,399	Beacon Roofing Supply, Inc.*5	309,058
2,027	Buffalo Wild Wings, Inc.*	322,901
1,724	Churchill Downs, Inc.	205,449
18,387	El Pollo Loco Holdings, Inc.*5	481,372
14,480	Finish Line, Inc. - Class A	355,195
6,158	HNI Corp.[5]	287,209
1,034	Isle of Capri Casinos, Inc.*	14,704
24,817	Knoll, Inc.[5]	565,083
12,322	MarineMax, Inc.*	272,070
10,618	Tempur Sealy International, Inc.*5	646,742
8,631	Unifi, Inc.*5	304,588
3,610	Zoe's Kitchen, Inc.*5	110,574
		3,874,945
	CONSUMER, NON-CYCLICAL – 0.4%
1,937	Calavo Growers, Inc.[5]	98,109
5,478	Euronet Worldwide, Inc.*5	320,354
25,276	Korn/Ferry International[5]	796,952
		1,215,415
	ENERGY – 0.3%
28,511	Calumet Specialty Products Partners LP5	793,176

	FINANCIAL – 0.7%
2,225	AerCap Holdings N.V. (Netherlands)*3	103,863

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
4,210	Allied World Assurance Co. Holdings A.G. (Switzerland)[3,5]	$173,199
55,971	Fortress Investment Group LLC - Class A5	454,485
9,070	GEO Group, Inc. - REIT	353,730
87,800	Ocwen Financial Corp.*	745,422
25,560	Walter Investment Management Corp.*	450,112
		2,280,811
	INDUSTRIAL – 1.0%
10,993	Atlas Air Worldwide Holdings, Inc.*5	535,799
2,715	Celadon Group, Inc.[5]	70,156
34,730	Headwaters, Inc.*5	610,553
3,094	Lennox International, Inc.[5]	327,840
1,030	Nordson Corp.	82,040
8,988	OSI Systems, Inc.*5	604,083
11,650	Roadrunner Transportation Systems, Inc.*5	285,075
60	Rogers Corp.*	4,363
5,681	Universal Forest Products, Inc.[5]	314,273
9,276	Werner Enterprises, Inc.[5]	249,246
		3,083,428
	TECHNOLOGY – 1.4%
489	Ambarella, Inc.*3,5	35,770
28,654	Integrated Device Technology, Inc.*5	521,216
15,300	Mellanox Technologies Ltd. (Israel)*3,5	711,297
15,658	Monolithic Power Systems, Inc.[5]	811,554
71,254	QLogic Corp.*5	1,047,434
9,563	Super Micro Computer, Inc.*5	275,128
27,098	Tower Semiconductor Ltd. (Israel)*3,5	395,360
23,114	Ultratech, Inc.*5	461,355
		4,259,114
	TOTAL COMMON STOCKS (Cost $16,149,544)	16,158,510

	EXCHANGE-TRADED FUNDS – 0.1%
10,000	PowerShares Buyback Achievers Portfolio	487,900

	TOTAL EXCHANGE-TRADED FUNDS (Cost $304,400)	487,900

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 0.1%
	CALL OPTIONS – 0.0%
	EQUITY – 0.0%
	ADTRAN, Inc.
131	Exercise Price: $20.00, Expiration Date: May 5, 2015	$—
	Churchill Downs, Inc.
12	Exercise Price: $115.00, Expiration Date: May 15, 2015	5,820
	Integrated Device Technology, Inc.
61	Exercise Price: $18.00, Expiration Date: May 15, 2015	7,625
62	Exercise Price: $20.00, Expiration Date: May 15, 2015	2,635
	QLogic Corp.
61	Exercise Price: $15.00, Expiration Date: May 15, 2015	2,440
	RingCentral, Inc. - Class A
21	Exercise Price: $17.50, Expiration Date: May 15, 2015	893
	Tempur Sealy International, Inc.
48	Exercise Price: $60.00, Expiration Date: May 15, 2015	9,240
	Tower Semiconductor Ltd.
124	Exercise Price: $18.00, Expiration Date: May 15, 2015	—
	Ultratech, Inc.
223	Exercise Price: $20.00, Expiration Date: August 21, 2015	39,025

	TOTAL CALL OPTIONS (Cost $80,911)	67,678

	PUT OPTIONS – 0.1%
	EQUITY – 0.1%
	Basic Energy Services, Inc.
200	Exercise Price: $5.00, Expiration Date: July 17, 2015	—
	BofI Holding, Inc.
12	Exercise Price: $90.00, Expiration Date: May 15, 2015	1,500
	BreitBurn Energy Partners LP
850	Exercise Price: $5.00, Expiration Date: June 19, 2015	10,625
	Buffalo Wild Wings, Inc.
17	Exercise Price: $175.00, Expiration Date: May 15, 2015	27,370
12	Exercise Price: $180.00, Expiration Date: May 15, 2015	25,320
	Cynosure, Inc. - Class A
25	Exercise Price: $30.00, Expiration Date: May 15, 2015	688
	EV Energy Partners LP
190	Exercise Price: $10.00, Expiration Date: June 19, 2015	—
	Fluor Corp.
25	Exercise Price: $60.00, Expiration Date: May 15, 2015	3,500
	iShares iBoxx $ High Yield Corporate Bond ETF
285	Exercise Price: $90.00, Expiration Date: May 15, 2015	9,262
285	Exercise Price: $90.00, Expiration Date: June 19, 2015	29,212
	iShares iBoxx $ Investment Grade Corporate Bond ETF
500	Exercise Price: $119.00, Expiration Date: June 19, 2015	48,750

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
	Landstar System, Inc.
25	Exercise Price: $65.00, Expiration Date: May 15, 2015	$6,375
	Linn Energy LLC
1,800	Exercise Price: $5.00, Expiration Date: July 17, 2015	—
200	Exercise Price: $8.00, Expiration Date: July 17, 2015	—
	MarineMax, Inc.
62	Exercise Price: $22.50, Expiration Date: May 15, 2015	5,890
	Memorial Production Partners LP
417	Exercise Price: $10.00, Expiration Date: July 17, 2015	—
	PowerShares Senior Loan Portfolio
225	Exercise Price: $24.00, Expiration Date: June 19, 2015	5,063
	SPDR Barclays High Yield Bond ETF
960	Exercise Price: $39.00, Expiration Date: June 19, 2015	43,200
	SPDR S&P 500 ETF Trust
465	Exercise Price: $204.00, Expiration Date: May 15, 2015	43,710
285	Exercise Price: $206.00, Expiration Date: June 19, 2015	100,462
	Stone Energy Corp.
150	Exercise Price: $8.00, Expiration Date: June 19, 2015	—
	Vanguard Natural Resources LLC
150	Exercise Price: $10.00, Expiration Date: July 17, 2015	2,250
330	Exercise Price: $12.50, Expiration Date: July 17, 2015	4,950
	Western Union Co.
31	Exercise Price: $19.00, Expiration Date: May 15, 2015	775
184	Exercise Price: $20.00, Expiration Date: May 15, 2015	9,200
37	Exercise Price: $21.00, Expiration Date: May 15, 2015	3,793
62	Exercise Price: $20.00, Expiration Date: August 21, 2015	6,820

	TOTAL PUT OPTIONS (Cost $593,524)	388,715

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $674,435)	456,393

	TOTAL INVESTMENTS – 85.8% (Cost $269,116,740)	268,609,899

	Other Assets in Excess of Liabilities – 14.2%	44,329,044

	TOTAL NET ASSETS – 100.0%	$312,938,943

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	SECURITIES SOLD SHORT – (16.8)%
	BONDS – (12.4)%
	CORPORATE – (7.7)%
	COMMUNICATIONS – (0.3)%
$(1,500,000)	Affinion Group, Inc. 7.875%, 12/15/2018[2]	$(952,500)

	CONSUMER, CYCLICAL – (1.7)%
(2,650,000)	Beazer Homes USA, Inc. 9.125%, 5/15/2019[2]	(2,769,250)
(2,530,000)	Navistar International Corp. 8.250%, 11/1/2021[2]	(2,511,025)
		(5,280,275)
	CONSUMER, NON-CYCLICAL – (3.2)%
(2,675,000)	Ahern Rentals, Inc. 9.500%, 6/15/2018[2,4]	(2,899,700)
(2,400,000)	APX Group, Inc. 8.750%, 12/1/2020[2]	(2,226,000)
(750,000)	BI-LO LLC / BI-LO Finance Corp. 8.625%, 9/15/2018[2,4]	(673,125)
(3,100,000)	Cenveo Corp. 11.500%, 5/15/2017[2]	(3,154,250)
(900,000)	ConvaTec Finance International S.A. (Luxembourg) 8.250%, 1/15/2019[2,3,4]	(908,438)
		(9,861,513)
	ENERGY – (0.8)%
(2,550,000)	Oasis Petroleum, Inc. 7.250%, 2/1/2019[2]	(2,615,025)

	INDUSTRIAL – (1.5)%
(2,200,000)	Bombardier, Inc. (Canada) 6.000%, 10/15/2022[2,3,4]	(2,090,000)
(2,590,000)	Terex Corp. 6.000%, 5/15/2021[2]	(2,632,087)
		(4,722,087)
	TECHNOLOGY – (0.2)%
(300,000)	Aspect Software, Inc. 10.625%, 5/15/2017[2]	(264,000)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
$(500,000)	Boxer Parent Co., Inc. 9.000%, 10/15/2019[2,4]	$(412,500)
		(676,500)
	TOTAL CORPORATE (Proceeds $24,404,419)	(24,107,900)

	MORTGAGE-BACKED SECURITIES – (3.4)%
	Fannie Mae Pool
(5,000,000)	4.000%, 5/15/2041[6]	(5,345,830)
(5,000,000)	3.500%, 5/15/2042[6]	(5,241,015)

	TOTAL MORTGAGE-BACKED SECURITIES (Proceeds $10,585,937)	(10,586,845)

	U.S. GOVERNMENT – (1.3)%
	United States Treasury Note
(3,050,000)	0.875%, 4/15/2017	(3,067,394)
(875,000)	1.500%, 11/30/2019	(880,196)

	TOTAL U.S. GOVERNMENT (Proceeds $3,936,484)	(3,947,590)

	TOTAL BONDS (Proceeds $38,926,840)	(38,642,335)

Number of Shares

	COMMON STOCKS – (4.0)%
	COMMUNICATIONS – (0.2)%
(11,749)	ViaSat, Inc.*	(706,350)

	CONSUMER, CYCLICAL – (1.1)%
(7,490)	BJ's Restaurants, Inc.*	(350,532)
(15,761)	Boot Barn Holdings, Inc.*	(391,188)
(11,585)	Express, Inc.*	(188,835)
(8,499)	Francesca's Holdings Corp.*	(143,888)
(8,236)	Herman Miller, Inc.	(225,749)
(8,301)	Hibbett Sports, Inc.*	(388,487)
(24,059)	Nautilus, Inc.*	(404,432)
(8,450)	Rentrak Corp.*	(400,530)
(4,830)	ScanSource, Inc.*	(192,476)
(9,420)	Urban Outfitters, Inc.*	(377,177)
(18,602)	Winnebago Industries, Inc.	(385,247)
		(3,448,541)
	CONSUMER, NON-CYCLICAL – (0.5)%
(12,745)	Booz Allen Hamilton Holding Corp.	(350,488)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(8,767)	CONMED Corp.	$(440,366)
(5,946)	Cynosure, Inc. - Class A*	(198,715)
(5,014)	ICU Medical, Inc.*	(423,031)
(4,854)	On Assignment, Inc.*	(163,337)
		(1,575,937)
	FINANCIAL – (0.7)%
(2,525)	BofI Holding, Inc.*	(231,820)
(5,809)	Enova International, Inc.*	(107,524)
(14,577)	HCI Group, Inc.	(635,266)
(71,040)	Hersha Hospitality Trust - REIT	(456,787)
(18,252)	LaSalle Hotel Properties - REIT	(669,666)
		(2,101,063)
	INDUSTRIAL – (1.0)%
(7,572)	Applied Industrial Technologies, Inc.	(316,282)
(10,486)	ArcBest Corp.	(374,350)
(1,861)	Crane Co.	(113,726)
(14,569)	DXP Enterprises, Inc.*	(656,334)
(4,630)	Exponent, Inc.	(410,264)
(6,063)	Fluor Corp.	(364,629)
(3,453)	Landstar System, Inc.	(215,156)
(9,881)	Standex International Corp.	(799,077)
		(3,249,818)
	TECHNOLOGY – (0.5)%
(61,257)	Brocade Communications Systems, Inc.	(692,204)
(3,243)	CACI International, Inc. - Class A*	(286,163)
(17,898)	Callidus Software, Inc.*	(221,040)
(8,926)	Diebold, Inc.	(310,357)
		(1,509,764)
	TOTAL COMMON STOCKS (Proceeds $12,956,253)	(12,591,473)

	EXCHANGE-TRADED FUNDS – (0.4)%
(10,000)	iShares iBoxx $ Investment Grade Corporate Bond ETF	(1,199,400)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,204,857)	(1,199,400)

	TOTAL SECURITIES SOLD SHORT (Proceeds $53,087,950)	$(52,433,208)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	EQUITY – 0.0%
	Express, Inc.
(162)	Exercise Price: $18.00, Expiration Date: May 15, 2015	$(2,835)
	Francesca's Holdings Corp.
(123)	Exercise Price: $18.00, Expiration Date: May 15, 2015	(1,845)
	iShares iBoxx $ Investment Grade Corporate Bond ETF
(250)	Exercise Price: $122.00, Expiration Date: June 19, 2015	(3,125)
	Mellanox Technologies Ltd. (Israel)
(62)	Exercise Price: $50.00, Expiration Date: May 15, 2015	(1,550)
(123)	Exercise Price: $52.50, Expiration Date: May 15, 2015	(615)
	RingCentral, Inc. - Class A
(21)	Exercise Price: $20.00, Expiration Date: May 15, 2015	—
	Super Micro Computer, Inc.
(65)	Exercise Price: $45.00, Expiration Date: May 15, 2015	—

	TOTAL CALL OPTIONS (Proceeds $39,883)	(9,970)

	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	Ambarella, Inc.
(62)	Exercise Price: $70.00, Expiration Date: May 15, 2015	(7,905)
	Buffalo Wild Wings, Inc.
(15)	Exercise Price: $160.00, Expiration Date: May 15, 2015	(5,550)
	Callidus Software, Inc.
(123)	Exercise Price: $12.50, Expiration Date: May 15, 2015	(8,303)
	Ciena Corp.
(123)	Exercise Price: $20.00, Expiration Date: May 15, 2015	(1,783)
(124)	Exercise Price: $21.00, Expiration Date: May 15, 2015	(5,146)
	El Pollo Loco Holdings, Inc.
(62)	Exercise Price: $27.00, Expiration Date: May 15, 2015	(11,005)
	Infinera Corp.
(92)	Exercise Price: $19.00, Expiration Date: May 15, 2015	(6,440)
	iShares iBoxx $ High Yield Corporate Bond ETF
(285)	Exercise Price: $86.00, Expiration Date: June 19, 2015	(6,413)
	Isle of Capri Casinos, Inc.
(4)	Exercise Price: $14.00, Expiration Date: May 15, 2015	(140)
	Mellanox Technologies Ltd.
(123)	Exercise Price: $42.00, Expiration Date: May 15, 2015	(2,152)
	Monolithic Power Systems, Inc.
(25)	Exercise Price: $50.00, Expiration Date: May 15, 2015	(875)
	SPDR S&P 500 ETF Trust
(465)	Exercise Price: $194.00, Expiration Date: May 15, 2015	(6,975)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
	SPDR S&P 500 ETF Trust (Continued)
(285)	Exercise Price: $196.00, Expiration Date: June 19, 2015	$(38,760)

	TOTAL PUT OPTIONS (Proceeds $108,147)	(101,447)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $148,030)	$(111,417)

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Variable, floating or step rate security.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $223,014,092.
[5]	All or a portion of this security is segregated as collateral for securities sold short.
[6]	To-be-announced security.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank
Markit CDX NA
High Yield Series 19 Index	Receive	5.00%	12/20/17	$2,500,000	$231,250	$12,480
J.P. Morgan
Markit CDX NA
High Yield Series 20 Index	Pay	5.00	6/20/18	2,425,000	(166,113)	(53,802)
High Yield Series 24 Index	Pay	5.00	6/20/19	3,000,000	(204,150)	(24,720)
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$(139,013)	$(66,042)

(a)	If Palmer Square Absolute Return Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Absolute Return Fund is receiving a fixed rate, Palmer Square Absolute Return Fund acts as guarantor of the variable instrument.

TOTAL RETURN SWAP CONTRACTS
Counterparty/ Reference Entity	Notional Amount(b)	Pay/Receive Total Return Reference Entity	Financing Rate	Termination Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank
Loan Funding I, Ltd. - OTC(c)	$31,553,068	Receive	1-Month LIBOR + 1.40%	1/22/16	$-	$423,255
J.P. Morgan
Markit iBoxx USD Liquid Leveraged Loans
Total Return Index	5,000,000	Pay	3m $ LIBOR	6/19/15	-	(8,287)
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$414,968

(b)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(c)	Loan Funding I, Ltd. consists of a portfolio of bank loans.

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

Counterparty/ Reference Entity	Buy/Sell Protection	Exercise Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Markit CDX.NA.HY.24
Put - 5 Year	Sell	$105.00	6/17/15	$4,750,000	$28,500	$25,814
Put - 5 Year	Sell	106.00	5/20/15	4,750,000	19,950	13,493
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$48,450	$39,307

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

INTEREST RATE SWAPTIONS CONTRACTS

Counterparty/ Reference Entity	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium Paid	Market Value
J.P. Morgan
Put - OTC 10-Year	3-Month
	USD-LIBOR-BBA	Receive	5.91	7/8/16	$100,000	$4,260	$24
TOTAL INTEREST RATE SWAPTIONS CONTRACTS						$4,260	$24

INTEREST RATE CAP OPTIONS CONTRACTS

Counterparty/ Reference Entity	Floating Rate Index	Pay/Receive Floating Rate	Cap Rate	Expiration Date	Notional Amount	Premium Paid	Market Value
J.P. Morgan
Call - OTC 2-Year	USD-LIBOR-BBA	Receive	0.48538	10/15/15	$12,500,000	$46,250	$260
Call - OTC 2-Year	USD-LIBOR-BBA	Receive	0.59880	7/15/16	100,000,000	162,500	140,138
Call - OTC 2-Year	USD-LIBOR-BBA	Receive	0.57250	1/19/16	100,000,000	166,750	16,210
TOTAL INTEREST RATE CAP OPTIONS CONTRACTS						$375,500	$156,608

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

FUTURES CONTRACTS

Number of					Unrealized
Contracts Long (Short)	Description	Expiration Date	Value At Trade Date	Value At April 30, 2015	Appreciation (Depreciation)
(15)	2-Year U.S. Treasury Note (CBT)	June 2015	$(3,291,057)	$(3,288,985)	$2,072
(20)	U.S. Treasury Long Bond Futures (CBT)	June 2015	(3,175,575)	(3,191,874)	(16,299)
TOTAL FUTURES CONTRACTS			$(6,466,632)	$(6,480,859)	$(14,227)

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Sector	Percent of Total Net Assets
Bank Loans	4.3%
Corporate Bonds
Asset-Backed Securities	62.4%
Corporate	13.7%
Total Corporate Bonds	76.1%
Common Stocks
Technology	1.4%
Consumer, Cyclical	1.2%
Industrial	1.0%
Financial	0.7%
Consumer, Non-cyclical	0.4%
Energy	0.3%
Communications	0.2%
Total Common Stocks	5.2%
Exchange-Traded Funds	0.1%
Purchased Options Contracts
Call Options	0.0%
Put Options	0.1%
Total Purchased Options Contracts	0.1%
Total Investments	85.8%
Other Assets in Excess of Liabilities	14.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2015

Assets:
Investments, at value (cost $268,442,305)	$268,153,506
Purchased options contracts, at value (cost $674,435)	456,393
Total investments, at value (cost $269,116,740)	268,609,899
Purchased interest rate cap options contracts, at value (cost $375,500)	156,608
Purchased swaptions contracts, at value (cost $52,710)	39,331
Cash	32,621,078
Cash held by broker	56,354,453
Receivables:
Investment securities sold	24,948,558
Fund shares sold	173,486
Unrealized appreciation on open swap contracts	435,735
Premiums paid on open swap contracts	231,250
Unrealized appreciation on open futures contracts	2,072
Dividends and interest	1,838,494
Prepaid expenses	33,902
Total assets	385,444,866

Liabilities:
Securities sold short, at value (proceeds $53,087,950)	52,433,208
Written options contracts, at value (proceeds $148,030)	111,417
Payables:
Investment securities purchased	18,053,769
Fund shares redeemed	208,227
Premiums received on open swap contracts	370,263
Unrealized depreciation on open swap contracts	86,809
Unrealized depreciation on open futures contracts	16,299
Advisory fees	254,693
Shareholder servicing fees (Note 6)	29,747
Distribution fees (Note 7)	2,444
Dividends and interest on securities sold short	737,770
Fund accounting fees	41,849
Auditing fees	35,752
Fund administration fees	32,722
Custody fees	32,145
Broker fees	23,950
Transfer agent fees and expenses	10,593
Chief Compliance Officer fees	3,056
Trustees' fees and expenses	375
Accrued other expenses	20,835
Total liabilities	72,505,923

Net Assets	$312,938,943

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$309,163,491
Accumulated net investment income	5,722,478
Accumulated net realized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
forward contracts and foreign currency transactions	(2,233,968)
Net unrealized appreciation (depreciation) on:
Investments	(288,799)
Purchased options contracts	(436,934)
Securities sold short	654,742
Futures contracts, written options contracts, swaptions contracts and swap contracts	357,933
Net Assets	$312,938,943

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$307,471,521
Shares of beneficial interest issued and outstanding	31,025,933
Offering and redemption price per share	$9.91

Class A Shares:
Net assets applicable to shares outstanding	$5,467,422
Shares of beneficial interest issued and outstanding	553,588
Redemption price*	9.88
Maximum sales charge (5.75% of offering price)**	0.60
Maximum offering price to public	$10.48

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2015

Investment Income:
Dividends (net of foreign tax withholding of $160)	$308,885
Interest	17,221,483
Total investment income	17,530,368

Expenses:
Advisory fees	3,870,029
Interest on securities sold short	1,035,579
Dividends on securities sold short	377,091
Brokerage expense	337,434
Fund accounting fees	271,966
Fund administration fees	267,164
Shareholder servicing fees (Note 6)	220,632
Custody fees	67,200
Transfer agent fees and expenses	64,324
Legal fees	51,999
Shareholder reporting fees	46,049
Registration fees	42,797
Auditing fees	36,079
Distribution fees (Note 7)	32,645
Chief Compliance Officer fees	13,228
Miscellaneous	7,999
Trustees' fees and expenses	6,501
Insurance fees	3,500
Total expenses	6,752,216
Advisory fees recovered	361,969
Net expenses	7,114,185
Net investment income	10,416,183

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short,
Futures Contracts, Written Options Contracts, Swaptions Contracts, Swap Contracts,
Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	1,381,975
Purchased options contracts	(2,226,067)
Securities sold short	23,455
Futures contracts, written options contracts, swaptions contracts and swap contracts	491,883
Foreign currency transactions	115
Net realized loss	(328,639)
Net change in unrealized appreciation/depreciation on:
Investments	(7,322,058)
Purchased options contracts	(328,061)
Securities sold short	1,754,090
Futures contracts, written options, swaptions contracts and swap contracts	383,582
Foreign currency translations	(443)
Net change in unrealized appreciation/depreciation	(5,512,890)
Net realized and unrealized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
forward contracts and foreign currency	(5,841,529)

Net Increase in Net Assets from Operations	$4,574,654

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$10,416,183	$6,072,035
Net realized gain (loss) on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts,
swap contracts, forward contracts and foreign currency	(328,639)	7,182,873
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
forward contracts and foreign currency	(5,512,890)	(1,056,307)
Net increase in net assets resulting from operations	4,574,654	12,198,601

Distributions to Shareholders:
From net investment income:
Class I	(6,159,038)	(2,878,027)
Class A	(538,188)	(325,344)
From net realized gains:
Class I	(4,466,069)	(2,031,414)
Class A	(82,224)	(259,400)
Total distributions to shareholders	(11,245,519)	(5,494,185)

Capital Transactions:
Net proceeds from shares sold:
Class I	122,578,512	84,947,410
Class A	2,563,629	17,904,592
Reinvestment of distributions:
Class I	10,108,666	4,337,336
Class A	582,566	555,761
Cost of shares redeemed:
Class I	(76,076,852)	(39,725,017)
Class A	(33,115,067)	(4,713,205)
Net increase in net assets from capital transactions	26,641,454	63,306,877

Total increase in net assets	19,970,589	70,011,293

Net Assets:
Beginning of period	292,968,354	222,957,061
End of period	$312,938,943	$292,968,354

Accumulated net investment income	$5,722,478	$2,203,560

Capital Share Transactions:
Shares sold:
Class I	12,354,435	8,458,743
Class A	255,247	1,792,124
Shares reinvested:
Class I	1,029,362	434,603
Class A	58,770	55,912
Shares redeemed:
Class I	(7,716,666)	(3,957,045)
Class A	(3,325,746)	(470,943)

Net increase in capital share transactions	2,655,402	6,313,394

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2015

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$4,574,654
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(410,895,354)
Sales of long-term portfolio investments	383,780,532
Proceeds from securities sold short	263,965,272
Cover short securities	(267,138,824)
Proceeds from written options	1,491,236
Closed written options	(492,711)
Sale of short-term investments, net	11,941,908
Return of capital dividends received	488,116
Decrease in foreign currency	24,247
Increase in cash held by broker	(2,315,847)
Increase in investment securities sold receivable	(16,085,261)
Decrease in premiums paid on open swap contracts	754,224
Increase in dividends and interest receivable	(237,764)
Increase in prepaid expenses	(14,511)
Increase in investment securities purchased	9,418,994
Decrease in advisory fees payable	(91,000)
Decrease in premiums received on open swap contracts	(245,219)
Increase in dividends and interest on securities sold short	600,697
Decrease in accrued expenses	(44,204)
Net amortization on investments	(441,558)
Net realized loss	(179,436)
Net change in unrealized appreciation/depreciation	5,512,447
Net cash used for operating activities	(15,629,362)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	125,095,038
Cost of shares redeemed	(109,297,043)
Dividends paid to shareholders, net of reinvestments	(554,287)
Net cash provided by financing activities	15,243,708

Net decrease in cash	(385,654)

Cash:
Beginning of period	33,006,732
End of period	$32,621,078

Non cash financing activities not included herein consist of $10,691,232 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Period May 17, 2011* through April 30, 2012

Net asset value, beginning of period	$10.13		$9.86		$9.70		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.34		0.24		0.06		(0.08)
Net realized and unrealized gain (loss) on
investments and foreing currency	(0.19)		0.25		0.12		(0.22)
Total from investment operations	0.15		0.49		0.18		(0.30)
Less Distributions:
From net investment income	(0.22)		(0.13)		(0.02)		−
From net realized gains	(0.15)		(0.09)		−		−
Total distributions	(0.37)		(0.22)		(0.02)		−

Net asset value, end of period	$9.91		$10.13		$9.86		$9.70

Total return[2]	1.55%		4.95%		1.90%		(3.00)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$307,472		$256,993		$201,442		$122,632

Ratio of expenses before fees waived/recovered including interest expense and dividends on securities sold short to average net assets	2.19%		2.58%		3.01%		3.72%	[4]
Ratio of expenses after fees waived/recovered including interest expense and dividends on securities sold short to average net assets	2.31%		2.65%		2.84%		3.11%	[4]
Ratio of expenses after fees waived/recovered excluding interest expense and dividends on securities sold short to average net assets	1.74%		2.04%		2.25%		2.25%	[4]
Ratio of net investment income (loss) after fees waived/recovered including interest expense and dividends on securities sold short to average net assets	3.40%		2.42%		0.63%		(0.88)%	[4]
Portfolio turnover rate	206%	[5]	230%	[5]	317%	[5]	490%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Period May 17, 2011* through April 30, 2012

Net asset value, beginning of period	$10.09		$9.83		$9.67		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.31		0.22		0.04		(0.10)
Net realized and unrealized gain (loss) on
investments and foreing currency	(0.18)		0.24		0.13		(0.23)
Total from investment operations	0.13		0.46		0.17		(0.33)
Less Distributions:
From net investment income	(0.19)		(0.11)		(0.01)		−
From net realized gains	(0.15)		(0.09)		−		−
Total distributions	(0.34)		(0.20)		(0.01)		−

Net asset value, end of period	$9.88		$10.09		$9.83		$9.67

Total return[2]	1.30%		4.71%		1.73%		(3.30)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,467		$35,975		$21,515		$10,903

Ratio of expenses before fees waived/recovered including interest expense and dividends on securities sold short to average net assets	2.44%		2.83%		3.26%		3.97%	[4]
Ratio of expenses after fees waived/recovered including interest expense and dividends on securities sold short to average net assets	2.56%		2.90%		3.09%		3.36%	[4]
Ratio of expenses after fees waived/recovered excluding interest expense and dividends on securities sold short to average net assets	1.99%		2.29%		2.50%		2.50%	[4]
Ratio of net investment income (loss) after fees waived/recovered including interest expense and dividends on securities sold short to average net assets	3.15%		2.17%		0.38%		(1.13)%	[4]
Portfolio turnover rate	206%	[5]	230%	[5]	317%	[5]	490%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

Note 1 – Organization
Palmer Square Absolute Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets. The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(e) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The Fund may also enter into the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Transactions in written options contracts for the year ended April 30, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at May 1, 2014	1,751	$130,003
Written	20,151	1,343,554
Terminated in closing purchasing transactions	(1,287)	(145,709)
Expired	(15,988)	(970,832)
Exercised	(2,033)	(208,986)
Outstanding at April 30, 2015	2,594	$148,030

Transactions in written swaptions contracts for the year ended April 30, 2015 were as follows:

	Notional Value of Contracts	Premium Amount
Outstanding at May 1, 2014	10,000,000	$27,250
Written	71,880,000	147,682
Terminated in closing purchasing transactions	(13,960,000)	(39,549)
Expired	(67,920,000)	(135,383)
Exercised	-	-
Outstanding at April 30, 2015	-	$-

(f) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

(g) Exchange Traded Notes
Exchange Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange Traded Funds (“ETFs”) and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(h) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(i) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

(j) Interest Rate Swap Contracts
The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(k) Currency Swap Contracts
The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

(l) Other
The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(m) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(n) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. The cash collateral is maintained on the Fund's behalf. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2015, the Fund had no securities on loan.

(o) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At April 30, 2015 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At April 30, 2015 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(p) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2012-2014 and as of and during the year ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(q) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.99% of the Fund’s average daily net assets, effective February 1, 2015. Prior to February 1, 2015, the Fund paid a monthly investment advisory fee to the Advisor at an annual rate of 1.35% of the Fund’s average daily net assets. Effective February 1, 2015, the Advisor contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2015, and may be terminated before that date only by the Trust’s Board of Trustees. Prior to February 1, 2015, the Advisor contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.85% and 2.10% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

For the year ended April 30, 2015, the Advisor recovered $361,969 of previously waived advisory fees. The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2015, the amount of these potentially recoverable expenses was $285,115. The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2016	$ 285,115

The Advisor invests a portion or all of the Fund’s assets in securities and other instruments directly. The Advisor may allocate a portion of the Fund’s assets to investment managers (“sub-advisors”), subject to overall monitoring by the Advisor. The Advisor compensates each sub-advisor out of the investment advisory fees the Advisor receives from the Fund.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2015, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$267,248,317

Gross unrealized appreciation	$5,238,665
Gross unrealized depreciation	(3,877,083)
Net unrealized appreciation on investments	$1,361,582

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,257	$ (200,039)	$ 198,782

As of April 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,482,540
Undistributed long-term capital gains	-
Accumulated earnings	3,482,540

Accumulated capital and other losses	(1,826,861)
Unrealized appreciation on securities sold short, swap contracts and futures contracts	874,052
Other accumulated losses	(115,861)
Unrealized appreciation on investments	1,361,582
Total accumulated earnings	$3,775,452

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. As of April 30, 2015, the Fund had $1,826,861 of post-October capital losses which are deferred until May 1, 2015 for tax purposes.

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$7,901,825	$3,203,371
Long-term capital gains	3,343,694	2,290,814
Total distributions paid	$11,245,519	$5,494,185

Note 5 – Investment Transactions
For the year ended April 30, 2015, purchases and sales of investments excluding short-term investments, forward contracts, futures contracts, options and swap contracts, were $410,895,354 and $383,780,532 respectively. Proceeds from securities sold short and cover short securities were $263,965,272 and $267,138,824, respectively, for the same period.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended April 30, 2015, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$13,410,904	$-	$13,410,904
Bonds**	-	238,096,192	-	238,096,192
Common Stock**	16,158,510	-	-	16,158,510
Exchange Traded Funds	487,900	-	-	487,900
Purchased Options Contracts	321,580	134,813	-	456,393
Total	$16,967,990	$251,641,909	$-	$268,609,899

Liabilities
Bonds**	$-	$38,642,335	$-	$38,642,335
Common Stock**	12,591,473	-	-	12,591,473
Exchange Traded Funds	1,199,400	-	-	1,199,400
Written Options Contracts	77,989	33,428	-	111,417
Total	$13,868,862	$38,675,763	$-	$52,544,625

Other Financial Instruments***
Credit Default Swap Contracts	$-	$(66,042)	$-	$(66,042)
Total Return Swap Contracts	-	414,968	-	414,968
Credit Default Swaptions Contracts on Credit Indices	-	39,307	-	39,307
Interest Rate Swaptions Contracts	-	24	-	24
Interest Rate Cap Options Contracts	-	156,608	-	156,608
Futures Contracts	(14,227)	-	-	(14,227)
Total	$(14,227)	$544,865	$-	$530,638

*	The Fund did not hold any Level 3 securities at period end.
**	All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2015 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased options, at fair value	$-	$320,906	$-	$292,095	$613,001
Purchased swaptions contracts, at fair value	39,307	-	-	24	39,331
Unrealized appreciation on open swap contracts	12,480	-	-	423,255	435,735
Unrealized appreciation on open futures contracts	-	-	-	2,072	2,072
	$51,787	$320,906	$-	$717,446	$1,090,139

Liabilities
Written options, at fair value	$-	$101,879	$-	$9,538	$111,417
Unrealized depreciation on open swap contracts	78,522	-	-	8,287	86,809
Unrealized depreciation on open futures contracts	-	-	-	16,299	16,299
	$78,522	$101,879	$-	$34,124	$214,525

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2015 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(1,026,993)	$-	$(1,199,074)	$(2,226,067)
Written options contracts	-	438,164	-	407,037	845,201
Swaptions contracts	(48,771)	-	-	-	(48,771)
Swap contracts	(186,981)	-	-	-	(186,981)
Futures contracts	-	-	-	(117,566)	(117,566)
Foreign currency transactions	-	-	115	-	115
	$(235,752)	$(588,829)	$115	$(909,603)	$(1,734,069)

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$(211,636)	$-	$(116,425)	$(328,061)
Written options contracts	-	14,894	-	(47,854)	(32,960)
Swaptions contracts	1,607	-	-	(324)	1,283
Swap contracts	5,956	-	-	414,968	420,924
Futures contracts	-	-	-	(5,665)	(5,665)
Foreign currency transactions	-	-	(443)	-	(443)
	$7,563	$(196,742)	$(443)	$244,700	$55,078

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$14,860,000
	Swaptions contracts	Notional amount	$19,000,000
Equity contracts	Purchased options contracts	Number of contracts	3,935
	Written options contracts	Number of contracts	(1,565)
Interest rate contracts	Purchased options contracts	Number of contracts	2,381
	Written options contracts	Number of contracts	(1,666)
	Purchased interest rate cap options contracts	Notional amount	$92,500,000
	Swap contracts	Notional amount	$8,150,614
	Swaptions contracts	Notional amount	$100,000
	Futures contracts	Number of contracts	(41)

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Purchased interest rate cap options contracts, at fair value – asset	J.P. Morgan	$156,608	$-	$(156,608)	$-
Purchased swaptions contracts, at fair value – asset	J.P. Morgan	39,331	-	(39,331)	-
Unrealized appreciation on open swap contracts – asset receivable	Citibank	435,735	-	(435,735)	-
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	86,809	-	(86,809)	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Fund to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust and
the Shareholders of Palmer Square Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Absolute Return Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2015, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 17, 2011 (commencement of operations) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palmer Square Absolute Return Fund as of April 30, 2015, and the results of its operations and cash flows for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period May 17, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended April 30, 2015, 1.72% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended April 30, 2015, 1.64% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Long-Term Capital Gains Information
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $3,343,694  for the year ended April 30, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	72	None.

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania  19512.

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square Absolute Return Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expenses Paid During Period* 11/1/14 – 4/30/15
Class I
Actual Performance	$ 1,000.00	$ 1,016.60	$ 10.58
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,014.30	$ 10.57

Class A
Actual Performance	$ 1,000.00	$ 1,016.40	$ 11.84
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,013.05	$ 11.82

*	Expenses are equal to the Fund’s annualized expense ratio of 2.12% and 2.37% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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Palmer Square Absolute Return Fund
a series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Absolute Return Fund - Class I Shares	PSQIX	461418 451
Palmer Square Absolute Return Fund - Class A Shares	PSQAX	461418 469

Privacy Principles of the Palmer Square Absolute Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Absolute Return Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2015	FYE 04/30/2014
Audit Fees	$31,500	$30,750
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2015	FYE 04/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2015	FYE 04/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/9/2015